UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     April 20, 2005
                                                ______________________________



                        ESB Financial Corporation
______________________________________________________________________________
        (Exact name of registrant as specified in its charter)




       Pennsylvania                     0-19345                 25-1659846
______________________________________________________________________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)




600 Lawrence Avenue, Ellwood City, Pennsylvania                    16117
______________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)




Registrant's telephone number, including area code   (724) 758-5584
                                                  ____________________________



                              Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
          -------------------------------------------

     At the 2005 Annual Meeting of Stockholders on April 20, 2005, the stockholders of ESB Financial Corporation (the "Company") approved the ESB Financial Corporation 2005 Stock Incentive Plan (the "Plan"). The Plan provides for the issuance of up to 650,000 shares of common stock of the Company pursuant to the grant of incentive stock options intended to comply with the requirements of Section 422 of the Internal Revenue Code, non-incentive or compensatory stock options, stock appreciation rights and share awards of restricted stock, which may be based upon performance goals (collectively "Awards"). Awards will be available for grant to officers, key employees and directors of the Company and any subsidiaries, except that non-employee directors will be eligible to receive only Awards of non-incentive stock options under the Plan.

     The description of the Plan is qualified by reference to the Plan, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are included with this Report:

     Exhibit No.      Description
     ----------       -----------

     10.1             ESB Financial Corporation 2005 Stock Incentive Plan (1)

______
(1) Incorporated by reference to the definitive proxy statement filed by ESB Financial Corporation with the Commission on March 18, 2005 for the 2005 Annual Meeting of Stockholders held on April 20, 2005.













                                    2

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         ESB FINANCIAL CORPORATION


                         By:  /s/ Charlotte A. Zuschlag
                              --------------------------------------------
                              Name:  Charlotte A. Zuschlag
                              Title: President and Chief Executive Officer

Date:  April 21, 2005